UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2012

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Financial Institutions, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2012. It was announced at the Annual Meeting that George D. Hagi, Executive Vice President and Chief Risk Officer, would be retiring effective June 30, 2012. Mr. Hagi has served as Chief Risk Officer since joining the Company in January of 2006.

The Board of Directors of the Company appointed Kenneth V. Winn, to serve as the Company’s Chief Risk Officer, effective July 1, 2012.  Mr. Winn, age 52, is currently Senior Vice President and Senior Credit Compliance Administrator of the Company. Mr. Winn joined the Company in October of 2004 and served as Commercial Risk Officer before moving into the Credit Administrator role in 2006.  In April 2005, he was promoted to Senior Vice President of the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the holders of the Company’s common stock entitled to vote at the meeting (1) elected the three persons nominated to serve as directors to three-year terms expiring in 2015, (2) approved the advisory vote on named executive officer compensation, and (3) approved holding future advisory votes on named executive officer compensation every year.

The voting results were as follows:

Proposal 1 – Election of Directors

NAME	FOR	WITHHELD	BROKER NON-VOTES
Karl V. Anderson, Jr.	10,114,871	123,379	—
Erland E. Kailbourne	9,779,205	459,045	—
Robert N. Latella	10,121,462	116,788	—

Proposal 2 – Advisory vote to approve the compensation of the Company’s named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,320,128	799,320	188,802	—

Proposal 3 – Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
9,049,539	224,171	905,028	59,512	—

Based on the results set for above for Proposal 3, the Board of Directors of the Company has determined that future shareholder advisory votes on the compensation of the Company’s named executive officers will occur every year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

May 9, 2012	By:	/s/ Karl F. Krebs

Name: Karl F. Krebs
Title: Executive Vice President and Chief Financial Officer